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                                                                    Exhibit 10.1

                                   Demand Note
                                   -----------

Date: June 19, 2002

For Value Received, the undersigned agrees to pay to the order of FASTNET Corporation, at 3864 Courtney St. Suite 130 Bethlehem, PA 18107, the principal sum of AMOUNT, plus accrued interest, on the date ninety (90) days after FASTNET Corporation delivers written notice of demand for payment to the undersigned (at the undersigned's address set forth below or such other address for the undersigned then appearing on the books and records of FASTNET Corporation), provided such notice of demand will not be delivered to the undersigned prior to November 1, 2003. Interest will accrue from the date hereof on the unpaid principal balance at a rate of 3.75% per annum, simple interest, which shall be payable upon pro-rate repayment of the principal. Notwithstanding the foregoing, by written notice delivered to FASTNET Corporation, the undersigned may elect to repay any or all of the principal and accrued interest, by direct payment or by payroll withholding in equal monthly installments of principal and interest over a period not to exceed sixty (60) months. There shall be no penalty for prepayment. If installment prepayment is elected, interest at the above rate will continue to accrue on the unpaid balance over the repayment period.

Failure to make any payment within three business days after receipt of written notice from FASTNET Corporation that such payment is overdue, or institution of any bankruptcy or insolvency proceedings by or against the undersigned, will be an event of default, entitling FASTNET Corporation to immediately accelerate and collect all unpaid amounts under this Note and to pursue all additional remedies available at law or in equity. Upon any such event of default, the undersigned agrees to pay all reasonable legal fees and collection costs incurred by FASTNET Corporation in collecting this Note, and the interest rate on this Note will be increased to 5.75% from the date due until the date paid.

Should any part but not the whole of this Note for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion, which remaining portion shall remain in force and effect as if this Note had been executed with the invalid or unenforceable portion eliminated. This Note shall be governed by the laws of the State of Pennsylvania and the parties consent to the exclusive jurisdiction of the federal and state courts located in Pennsylvania.

This Demand Note is issued in replacement of a Promissory Note dated August 9, 2001, which prior Promissory Note is hereby cancelled.

IN WITNESS WHEREOF and intending to be legally bound the undersigned has executed this Note.

                                  ----------------------------     ----------
                                  Signature                        Date

                                    Address:

                                  ----------------------------     ----------
                                  Witness                          Date


Registrant has entered into this form demand loan with the following officers in the amount set forth next to each officer's name:

------------------------------- -----------------------------
             NAME                          AMOUNT
             ----                          ------
------------------------------- -----------------------------
      Christopher Lodge                   $ 25,000
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       Michael McClane                    $100,000
------------------------------- -----------------------------
        Marcella Mohan                    $  5,000
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       Rafe Scheinblum                    $ 10,000
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        Phillip Weller                    $ 15,000
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